Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 15, 2020 (this “Amendment”), by and among CAESARS RESORT COLLECTION, LLC, a Delaware limited liability company (the “Initial Borrower”), the Subsidiary Loan Parties party hereto, the Lenders party hereto and the Administrative Agent (as defined below), relating to the Credit Agreement dated as of December 22, 2017 (as amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement as amended by this Amendment, and as it may be further amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Initial Borrower, the other borrowers party thereto from time to time, the Lenders party thereto from time to time and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”) and collateral agent for the Secured Parties (together with its successors and assigns in such capacity, the “Collateral Agent”).

RECITALS:

WHEREAS, the Initial Borrower has requested that the Lenders party hereto agree to amend certain provisions of the Existing Credit Agreement subject to, and in accordance with, the terms and conditions set forth herein; and

WHEREAS, the Lenders party hereto (constituting the Required Revolving Facility Lenders) and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to enter into this Amendment and to consent to the amendments to the Existing Credit Agreement described herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

SECTION 1.    Defined Terms; References. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.

SECTION 2.    Amendments to Section 6.11 of the Credit Agreement. Pursuant to Section 9.08(b)(viii) of the Existing Credit Agreement, Section 6.11 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 6.11.    Financial Performance Covenant.

(a)    With respect to the Revolving Facility only, permit the Senior Secured Leverage Ratio on the last day of any fiscal quarter (beginning with the fiscal quarter ended on the last day of the first full fiscal quarter after the Closing Date, but excluding any fiscal quarter the last day of which occurs either (i) during a Covenant Suspension Period or (ii) for so long as each and every Covenant Relief Period Condition shall be satisfied for the duration of the Covenant Relief Period, (1) if the Covenant Relief Period terminates in accordance with clause (a) of the definition thereof, before the date of such termination of the Covenant Relief Period or (2) if the Covenant Relief Period terminates in accordance with clause (b) of the definition thereof, before September 30, 2021), solely to the extent that on such date the Testing Condition is satisfied, to exceed 6.35 to 1.00.

(b)    As used in this Section 6.11, the following terms shall have the following meanings:

(i)

“Covenant Relief Period” shall mean the period commencing on the First Amendment Effective Date and ending on the earlier of (a) the date on which the Administrative Agent receives a Covenant Relief Period Termination Notice from the Initial Borrower and (b) the date on which the Administrative Agent receives from the Initial Borrower the Compliance Certificate and the financial statements delivered pursuant to Section 5.04(b) in respect of the fiscal quarter ending September 30, 2021 (such earlier date, the “Covenant Relief Period Termination Date”).

(ii)	“Covenant Relief Period Conditions” shall mean, during the Covenant Relief Period, the Borrowers:

(1)

shall not permit the aggregate sum of (a) the Unrestricted Cash of the Borrowers and their Subsidiaries and (b) the aggregate Available Unused Commitments of all Revolving Facility Lenders (the sum of (a) and (b), the “Borrowers’ Liquidity”) at any time (commencing on the First Amendment Effective Date and ending on (i) September 30, 2021 or (ii) if the Covenant Relief Period terminates in accordance with clause (a) of the definition thereof prior to September 30, 2021, the Covenant Relief Period Termination Date), in each case, to be less than $200.0 million ($475.0 million from and after the occurrence of a CEOC Event);

(2)

shall furnish to the Administrative Agent (which will promptly furnish such certificate to the Revolving Facility Lenders) (commencing with the calendar month ending June 30, 2020 and ending with (i) the calendar month ending September 30, 2021 or (ii) if the Covenant Relief Period terminates in accordance with clause (a) of the definition thereof prior to September 30, 2021, the last calendar month ending before the Covenant Relief Period Termination Date) a certificate of a Responsible Officer of the Initial Borrower (each, a “Minimum Liquidity Certificate”) setting forth in reasonable detail the computations necessary (as determined in good faith by the Initial Borrower) to determine whether the Borrowers and their Subsidiaries are in compliance with clause (1) of the Covenant Relief Period Conditions as of the last day of each calendar month within ten (10) days after the last day of each such calendar month; provided that if during any week during such period the Borrowers’ Liquidity is less than $300.00 million ($575.0 million from and after the occurrence of a CEOC Event), the Initial Borrower shall furnish to the Administrative Agent (which will promptly furnish such certificate to the Revolving Facility Lenders) a Minimum Liquidity Certificate as of the Friday of such week (and as of Friday of each succeeding week until the Borrower’s Liquidity as certified in any Minimum Liquidity Certificate delivered pursuant to this clause (2) is greater than or equal to $300.0 million ($575.0 million from and after the occurrence of a CEOC Event)) no later than Friday of the following week; and

(3)

shall not, and shall not permit any of its Subsidiaries to, make any Investments pursuant to Sections 6.04(s), 6.04(ff) or 6.04(hh) (commencing on the First Amendment Effective Date and ending on the Covenant Relief Period Termination Date).

(iii)	“Covenant Relief Period Termination Date” shall have the meaning assigned to such term in the definition of “Covenant Relief Period.”

(iv)

“Covenant Relief Period Termination Notice” shall mean a certificate of a Responsible Officer of the Initial Borrower that is delivered to the Administrative Agent stating that the Initial Borrower irrevocably elects to terminate the Covenant Relief Period effective as of the date on which the Administrative Agent receives such Covenant Relief Period Termination Notice.

(v)	“First Amendment Effective Date” shall mean June 15, 2020.

(c)    Notwithstanding anything to the contrary contained herein, to the extent every Covenant Relief Period Condition was satisfied for the duration of the Covenant Relief Period, for purposes of determining compliance with the Financial Performance Covenant:

(i)

If the Covenant Relief Period terminates pursuant to clause (a) of the definition thereof, then, if elected by the Initial Borrower, (i) EBITDA for the period of four fiscal quarters ending on the last day of the first fiscal quarter ending after such termination of the Covenant Relief Period (the “Initial Test Period”) shall be deemed to be EBITDA for the last fiscal quarter of the Initial Test Period multiplied by 4, (ii) EBITDA for the first Test Period ending after the Initial Test Period (the “Second Test Period”) shall be deemed to be EBITDA for the last two fiscal quarters of the Second Test Period multiplied by 2 and (iii) EBITDA for the second Test Period ending after the Initial Test Period (the “Third Test Period”) shall be deemed to be EBITDA for the last three fiscal quarters of the Third Test Period multiplied by 4/3.

(ii)

If the Covenant Relief Period terminates in accordance with clause (b) of the definition thereof, then, if elected by the Initial Borrower, (i) EBITDA for the Test Period ending September 30, 2021 shall be deemed to be EBITDA for the fiscal quarter ending September 30, 2021 multiplied by 4, (ii) EBITDA for the Test Period ending December 31, 2021 shall be deemed to be EBITDA for the fiscal quarters ending September 30, 2021 and December 31, 2021 multiplied by 2 and (iii) EBITDA for the Test Period ending March 31, 2022 shall be deemed to be EBITDA for the fiscal quarters ending September 30, 2021, December 31, 2021 and March 31, 2022 multiplied by 4/3.”

SECTION 3.    Modification of Section 4.01 of the Credit Agreement. Pursuant to Section 9.08(b)(viii) of the Existing Credit Agreement, the Required Revolving Facility Lenders hereby agree that for purposes of determining compliance with Section 4.01 of the Credit Agreement in connection with any Borrowing of Revolving Facility Loans or any L/C Credit Extension during the Covenant Relief Period, clause (a) of the definition of “Material Adverse Effect” shall not include effects, events, occurrences, facts, conditions or changes arising out of or resulting from the COVID-19 public health emergency.

SECTION 4.    Representations of the Initial Borrower. The Initial Borrower represents and warrants that:

(a)    the Initial Borrower and each of the Material Subsidiaries (i) is a partnership, limited liability company or corporation duly organized, validly existing and in good standing (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction of organization outside the United States) under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (iii) is qualified to do business in each jurisdiction where such qualification is required, except where the failure so to qualify would not reasonably be expected to have a Material Adverse Effect, and (iv) has the power and authority to execute, deliver and perform its obligations under this Amendment;

(b) the execution, delivery and performance by the Initial Borrower and each of the Subsidiary Loan Parties of this Amendment (i) have been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be obtained by the Initial Borrower and such Subsidiary Loan Parties and (ii) will not (A) violate (1) any provision of law (including Gaming Laws), statute, rule or regulation applicable to the Initial Borrower or any such Subsidiary Loan Party, (2) any provision of the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements or by-laws) of the Initial Borrower or any such Subsidiary Loan Party, (3) any applicable order of any court or any rule, regulation or order of any Governmental Authority applicable to the Initial Borrower or any such Subsidiary Loan Party or (4) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the Initial Borrower or any such Subsidiary Loan Party is a party or by which any of them or any of their property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (A) or (B) of this Section 4(b)(ii), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Initial Borrower or any such Subsidiary Loan Party, other than the Liens created by the Loan Documents and Permitted Liens;

(c)    this Amendment has been duly executed and delivered by the Initial Borrower and each of the Subsidiary Loan Parties and constitutes a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) implied covenants of good faith and fair dealing and (iv) any foreign laws, rules and regulations as they relate to pledges of Equity Interests in, and Indebtedness issued by, Foreign Subsidiaries that are not Loan Parties; and

(d) no Default or Event of Default is continuing on and as of the Effective Date after giving effect hereto.

SECTION 5.    Conditions. This Amendment shall become effective as of the first date (the “Effective Date”) when each of the following conditions shall have been satisfied:

(a)    the Administrative Agent (or its counsel) shall have received from each Loan Party, Lenders constituting the Required Revolving Facility Lenders, and the Administrative Agent (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)    the representations and warranties set forth in Section 4 above shall be true and correct as of the date hereof;

(c)    the aggregate sum of (a) the Unrestricted Cash of the Borrowers and their Subsidiaries and (b) the aggregate Available Unused Commitments of all Revolving Facility Lenders as of the Effective Date is not less than $200.0 million; and

(d)    any fees and reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) owing by the Borrower to the Administrative Agent and invoiced at least three (3) Business Days prior to the date hereof shall have been paid in full.

SECTION 6.    Governing Law; Etc.

(a)    THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(b)    EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 7.    Confirmation of Guaranties and Security Interests. By signing this Amendment, each Loan Party hereby confirms that (a) the obligations of the Loan Parties under the Credit Agreement as modified hereby and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (ii) constitute Loan Obligations and (b) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects after giving effect to the extension of credit contemplated herein. Each Loan Party ratifies and confirms its prior grant and the validity of all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party with all such Liens continuing in full force and effect after giving effect to this Amendment, and such Liens are not released or reduced hereby, and continue to secure full payment and performance of the Loan Obligations as increased hereby.

SECTION 8.    Reference to and Effect on the Loan Documents.

(a)    On and after the Effective Date, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

(b)    From and after the Effective Date, this Amendment shall be a Loan Document under the Credit Agreement for all purposes of the Credit Agreement.

SECTION 9.    Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile transmission or electronic mail (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 10.     Miscellaneous. The Initial Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CAESARS RESORT COLLECTION, LLC,
as Initial Borrower

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer and Treasurer

[Signature Page to First Amendment]

3535 LV NEWCO, LLC
CENTAUR ACQUISITION, LLC
CENTAUR COLORADO, LLC
CENTAUR HOLDINGS, LLC
CORNER INVESTMENT COMPANY, LLC
CRC FINCO, INC.
EASTSIDE CONVENTION CENTER, LLC
HOOSIER PARK, LLC
HP DINING & ENTERTAINMENT, LLC
HP DINING & ENTERTAINMENT II, LLC
JAZZ CASINO COMPANY, L.L.C.
JCC FULTON DEVELOPMENT, L.L.C.
JCC HOLDING COMPANY II LLC
NEW CENTAUR, LLC
PARBALL NEWCO, LLC
PHWLV, LLC

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer and Treasurer

CAESARS GROWTH BALLY’S LV, LLC
CAESARS GROWTH CROMWELL, LLC
CAESARS GROWTH HARRAH’S NEW ORLEANS, LLC
CAESARS GROWTH PH FEE, LLC
CAESARS GROWTH PH, LLC
CAESARS GROWTH QUAD, LLC

By: CAESARS RESORT COLLECTION, LLC
its sole member

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer and Treasurer

[Signature Page to First Amendment]

AC CONFERENCE HOLDCO., LLC
AC CONFERENCE NEWCO., LLC
CAESARS LINQ, LLC
CAESARS OCTAVIUS, LLC
FLAMINGO LAS VEGAS OPERATING COMPANY, LLC
HARRAH’S ATLANTIC CITY OPERATING COMPANY, LLC
HARRAH’S ATLANTIC CITY PROPCO, LLC
HARRAH’S LAS VEGAS, LLC
HARRAH’S LAUGHLIN, LLC
OCTAVIUS/LINQ INTERMEDIATE HOLDING, LLC
PARIS LAS VEGAS OPERATING COMPANY, LLC
RIO PROPERTIES, LLC

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Treasurer

LAUNDRY NEWCO, LLC

By: CAESARS GROWTH LAUNDRY, LLC
its sole member

By: CAESARS RESORT COLLECTION, LLC
its sole member

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer and Treasurer

VEGAS DEVELOPMENT LAND OWNER LLC

By: EASTSIDE CONVENTION CENTER, LLC
its sole member

By: CAESARS RESORT COLLECTION, LLC
its sole member

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer and Treasurer

[Signature Page to First Amendment]

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

[Signature Page to First Amendment]

The undersigned Lender hereby consents to this Amendment with respect to 100% of the commitments and outstanding principal amount of the Revolving Facility Loans, Revolving Facility Commitments and Letter of Credit Commitments, as applicable, held by such Lender on the Effective Date for the Amendment, and authorizes and directs the Administrative Agent to consent to and execute this Amendment:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Revolving Facility Lender and an L/C Issuer

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

[Signature Page to First Amendment]

The undersigned Lender hereby consents to this Amendment with respect to 100% of the commitments and outstanding principal amount of the Revolving Facility Loans, Revolving Facility Commitments and Letter of Credit Commitments, as applicable, held by such Lender on the Effective Date for the Amendment, and authorizes and directs the Administrative Agent to consent to and execute this Amendment:

UBS AG STAMFORD BRANCH,
as a Revolving Facility Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

If a second signature is necessary:

By:	/s/ Anthony Joseph
Name:	Anthony Joseph
Title:	Associate Director

[Signature Page to First Amendment]

The undersigned Lender hereby consents to this Amendment with respect to 100% of the commitments and outstanding principal amount of the Revolving Facility Loans, Revolving Facility Commitments and Letter of Credit Commitments, as applicable, held by such Lender on the Effective Date for the Amendment, and authorizes and directs the Administrative Agent to consent to and execute this Amendment:

BANK OF AMERICA, N.A.,
as a Revolving Facility Lender and an L/C Issuer

By:	/s/ Brian D. Corum
Name:	Brian D. Corum
Title:	Managing Director

[Signature Page to First Amendment]

The undersigned Lender hereby consents to this Amendment with respect to 100% of the commitments and outstanding principal amount of the Revolving Facility Loans, Revolving Facility Commitments and Letter of Credit Commitments, as applicable, and to retaining 100% of the commitments and outstanding principal amount of the Revolving Facility Loans, Revolving Facility Commitments and Letter of Credit Commitments, as applicable, in each case held by such Lender on the Effective Date for the Amendment and authorizes and directs the Administrative Agent to consent to and execute this Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Revolving Facility Lender and an L/C Issuer

By:	/s/ Yumi Okabe
Name:	Yumi Okabe
Title:	Vice President

If a second signature is necessary:

By:	/s/ Suzan Onal
Name:	Suzan Onal
Title:	Vice President

[Signature Page to First Amendment]

The undersigned Lender hereby consents to this Amendment with respect to 100% of the commitments and outstanding principal amount of the Revolving Facility Loans, Revolving Facility Commitments and Letter of Credit Commitments, as applicable, held by such Lender on the Effective Date for the Amendment, and authorizes and directs the Administrative Agent to consent to and execute this Amendment:

GOLDMAN SACHS BANK USA,
as a Revolving Facility Lender and an L/C Issuer

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[Signature Page to First Amendment]

The undersigned Lender hereby consents to this Amendment with respect to 100% of the commitments and outstanding principal amount of the Revolving Facility Loans, Revolving Facility Commitments and Letter of Credit Commitments, as applicable, and to retaining 100% of the commitments and outstanding principal amount of the Revolving Facility Loans, Revolving Facility Commitments and Letter of Credit Commitments, as applicable, in each case held by such Lender on the Effective Date for the Amendment and authorizes and directs the Administrative Agent to consent to and execute this Amendment:

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Revolving Facility Lender and an L/C Issuer

By:	/s/ Jake Dowden
Name:	Jake Dowden
Title:	Vice President

[Signature Page to First Amendment]

The undersigned Lender hereby consents to this Amendment with respect to 100% of the commitments and outstanding principal amount of the Revolving Facility Loans, Revolving Facility Commitments and Letter of Credit Commitments, as applicable, held by such Lender on the Effective Date for the Amendment, and authorizes and directs the Administrative Agent to consent to and execute this Amendment:

TRUIST BANK,
as a Revolving Facility Lender and an L/C Issuer

By:	/s/ Ben Cumming
Name:	Ben Cumming
Title:	Managing Director

[Signature Page to First Amendment]

The undersigned Lender hereby consents to this Amendment with respect to 100% of the commitments and outstanding principal amount of the Revolving Facility Loans, Revolving Facility Commitments and Letter of Credit Commitments, as applicable, and to retaining 100% of the commitments and outstanding principal amount of the Revolving Facility Loans, Revolving Facility Commitments and Letter of Credit Commitments, as applicable, in each case held by such Lender on the Effective Date for the Amendment and authorizes and directs the Administrative Agent to consent to and execute this Amendment:

WELLS FARGO BANK, N.A.,
as a Revolving Facility Lender and an L/C Issuer

By:	/s/ Kelly Walsh
Name:	Kelly Walsh
Title:	Senior Vice President

[Signature Page to First Amendment]